Vol 105 Page 87          308697         Recorded Sept. 8, 1995 at
                                        10:22 a.m.
                                        Donna Friedersdorf,
                                        Recorder Wabash County

Prepared by and Return To:
Geoffrey G. Young
Witt, Gaither & Whitaker, P.C.
1100 American National Bank Building
Chattanooga, Tennessee 37402

FIRST AMENDMENT TO REAL ESTATE MORTGAGE, SECURITY AGREEMENT,
      ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

STATE OF TENNESSEE
COUNTY OF HAMILTON

THIS FIRST FIRST AMENDMENT TO REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (hereinafter referred to as this "Amendment"), made this the 10th day of August, 1995, between THE SHIRT SHED, INC., a Delaware corporation, as Mortgagor, and WALSH GREENWOOD & CO., as Mortgagee, whose address is One East Putnam Avenue, Greenwich, Connecticut 06830.

                         WITNESSETH:
      THIS IS AN AMENDMENT TO A FIRST AMENDMENT TO REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING RECORDED IN VOLUME 351 BEGINNING AT PAGE 151 RECORDER'S OFFICE OF WABASH COUNTY, INDIANA.

     WHEREAS, the parties entered a Credit Agreement, dated as of March 31, 1995, pursuant to which Mortgagee agreed to loan to Mortgagor a maximum principal amount of $15,000,000 (the "Credit Agreement"), which borrowing was evidenced by a Term Promissory Note in the face amount of $15,000,000 (the "Note"); and

     WHEREAS, all obligations of Mortgagor under the Credit
Agreement and the Note were secured by a First Amendment to Real Estate Mortgage, Security Agreement, Assignment of
Leases and Rents and Fixture Filing recorded in Volume 351 beginning at Page 151 in the Office of the Recorder of Wabash County, Indiana (the "Mortgage"); and

     WHEREAS, the parties have executed a First Amendment to Credit Agreement, dated as of August 10, 1995 (the "Amendment"), by which, among other things, the Credit Agreement was amended to increase the maximum borrowing amount to $20,000,000 and pursuant to which Mortgagor has executed and delivered to Mortgagee a Replacement Promissory
Note in the face amount of $20,000,000 (the "Replacement Note") which replaces the Note; and

    WHEREAS, the parties desire to amend the Mortgage to reflect the terms of the Amendment and the additional borrowing under the Replacement Note.
       NOW, THEREFORE, for and in consideration of the foregoing, the parties agree as follows:

     1. The Credit Agreement shall be amended in accordance with the terms of the Amendment.

     2. The Mortgage shall be amended to reflect the terms of the Amendment, including the increase of the maximum principal amount of authorized borrowing to $20,000,000.

     3.   All references in the Mortgage to the Credit
Agreement shall mean the Credit Agreement as amended by the Amendment.

     4. All references in the Mortgage to Indebtedness shall mean indebtedness under the Credit Agreement as amended by the Amendment.

    5. All references to a maximum principal amount of borrowing of $15,000,000 shall be amended to reference a maximum principal amount of borrowing of $20,000,000.

    6. All other provisions of the Mortgage not amended hereby shall remain in full force and effect.

     IN   WITNESS  WHEREOF,  Mortgagor  has  executed   this
Mortgage under seal the day and year first above written.

THE SHIRT SHED, INC.

By: /s/William H. Watts
   -----------------------
Title: CFO
   -----------------------
STATE OF TENNESSEE]
COUNTY OF HAMILTON]

Personally appeared before me, a Notary Public in and for the County aforesaid, William Watts, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged such person to be the Chief Financial Officer of The Shirt
Shed, Inc., the within named Mortgagee, a corporation, and that he executed the within instrument for the purposes therein contained by personally signing on behalf of such corporation as such officer.

Witness my hand, at office, this the 10th day of August, 1995.

/s/ Pamela B. Clingan
----------------------
Notary Public
My Commission Expires: 5/18/99
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